SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported)          August 16, 1999
                                                         -----------------------

                           ACCUIMAGE DIAGNOSTICS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


           Nevada                       000-26555                 33-0713615
-------------------------------    ------------------------   ------------------
(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
           Incorporation)                                    Identification No.)



       400 Oyster Point Boulevard, Suite 114, South San Francisco, CA 94080
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    (Address of Principal Executive Offices)                          (Zip Code)

                             (650) 875-0192
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  Changes In Registrant's Certifying Accountants.

     On August 16, 1999, the Registrant changed its principal independent accountants from Schvaneveldt and Company of Salt Lake City, Utah to James R. Kerr CPA located at 60 East Third Ave., Ste. 390, San Mateo, CA 94401.

The reports of Schvaneveldt and Company on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer or were qualified as to uncertainty, audit scope, or accounting principles.

     The change in accountants was made in light of the Registrant's desire to work with an accountant in closer proximity to its headquarters in South San Francisco which has experience in fast growing Internet-related companies. The decision to change accountants was approved by the board of directors at its meeting on July 1, 1999.

During the Registrant's most recent two fiscal years and the subsequent interim periods, there were no disagreements with Schvaneveldt and Company on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

Attached as an exhibit is a letter from Schvaneveldt and Company to the Commission attesting to its agreement with the above information.

ITEM 7.  EXHIBITS

     7.1 Letter dated August 19, 1999 from Schvaneveldt and Company to Securities and Exchange Commission.

                               SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                                     ACCUIMAGE DIAGNOSTICS CORP.



                                                 By: /s/ ALLEN B. POIRSON, PH.D.
                                                    ----------------------------
                                                    Allen B. Poirson,
                                                    President, CEO, and Director

                                   EXHIBIT 7.1


Schvaneveldt & Company
Certified Public Accountant
275 East South Temple, #300
Salt Lake City, Utah 84111
(801) 521-2392

August 19, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have been verbally informed that on August 16, 1999, AccuImage Diagnostics Corp. ("AccuImage") would retain James R. Kerr CPA as its principal independent accountants, and accordingly we do not consider ourselves as accountants of record for AccuImage.

We have read Item 4 of Form 8-K, dated August 16, 1999, of AccuImage and agree that the reports of Schvaneveldt and Company on AccuImage's financial statements for the past two fiscal years contained no adverse opinion or disclaimer, or were qualified as to uncertainty, audit scope, or accounting principles. We agree that during AccuImage's most recent two fiscal years, there were no disagreements with us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                     Very truly yours,



                                                    /s/ Schvaneveldt and Company
                                                    ----------------------------
                                                        Schvaneveldt and Company